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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 6, 2006

                               AMBIENT CORPORATION
             (Exact name of registrant as specified in its charter)

 ------------------------------ ------------------- ----------------------------
           Delaware                  0-23723                98-0166007
------------------------------ ------------------- -----------------------------
 (State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)
------------------------------ ------------------- -----------------------------

                 79 CHAPEL STREET, NEWTON, MASSACHUSETTS, 02458
          (Address of principal executive offices, including Zip Code)

                                  617- 332-0004
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

        Ambient Corporation (the "Company") and a large investor-owned utility in the southeastern United States (the "Utility") have entered into a Pilot Demonstration Agreement dated as of January 6, 2006 (the "Pilot Demonstration Agreement") pursuant to which the Company's broadband over power line (BPL) solution will be installed on the Utility's electrical distribution system in a pilot demonstration to many Utility customers. The Company has previously successfully completed a proof of concept phase of its BPL solution on the Utility's electrical distribution system.

        The Pilot, which will service approximately 700 homes, is being designed to encompass a comprehensive, end-to-end solution for high-speed transmission and reception of data and voice services via electric power lines for both broadband carrier and core utility applications/services. Included in the Pilot is a demonstration of the Company's ability to simultaneously support utility applications as well as provide an infrastructure for the Utility to offer its electricity customers a choice of multiple Internet Service Providers over the same power lines. The network will be monitored and managed by the Company's Network Management System, a proprietary software management system. The Pilot is expected to continue for approximately 8 weeks, at the conclusion of which the parties will separately evaluate the results of the Pilot and the feasibility of commencing an initial commercial build out and deployment of the Company's BPL solution to approximately 10,000 homes on the Utility's electrical power distribution system (the "Phase 1 Deployment").

        Under the terms of the Pilot Demonstration Agreement, the Company and the Utility contemplate entering into the negotiation of an agreement respecting the Phase 1 Deployment with the goal of completing this agreement on or about the time of the expected completion of the Pilot. No assurance can be given, however, that the Company and the Utility will in fact each agree on the feasibility of proceeding to Phase I Deployment or consummate an agreement respecting Phase I Deployment on mutually acceptable terms.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

None.

(b) Pro Forma Financial Information

None.

(c) Exhibits:

None

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January __, 2006                     AMBIENT CORPORATION

                                            By: /s/ John Joyce
                                                --------------
                                                John Joyce
                                                Chief Executive Officer